SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION
               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

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[ ]  Definitive Additional Materials         by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                            Avix Technologies, Inc.
               ------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                 Board of Directors - Avix Technologies, Inc.
   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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

[AVIX LOGO]                                            AVIX Technologies, Inc.



August 27, 2002


Dear Shareholder

You are cordially invited to attend the year 2002 Annual Meeting of Shareholders of Avix Technologies, Inc., (the "Company"), which will be held on September 27, 2002, at 2:00 p.m., local time, at Piccadilly Restaurant, 1025 W Brandon Blvd., Brandon, Florida, 33511, (the "Annual Meeting").

The attached Notice of Annual Meeting and Proxy Statement describe the formal business that we will transact at the Annual Meeting. In addition to the formal items of business, management will report on the operations and activities of the Company, and you will have an opportunity to ask questions.

The Board of Directors of the Company has determined that an affirmative vote on each matter to be considered at the Annual Meeting is in the best interests of the Company and its shareholders and unanimously recommends a vote "FOR" each of these matters.

Please complete, sign and return the enclosed proxy form promptly, whether or not you plan to attend the Annual Meeting. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. VOTING BY PROXY WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE ANNUAL MEETING BUT WILL ASSURE THAT YOUR VOTE IS COUNTED IF YOU CANNOT ATTEND.

On behalf of the Board of Directors and the employees of the Company, we thank you for your continued support and look forward to seeing you at the Annual Meeting.


Sincerely yours,

/S/ Joseph Morgan
-------------------------------------
Joseph Morgan
Chairman of the Board
President and Chief Operating Officer


14409  Eagle Pointe Drive                                           PO Box 764
Clearwater, FL 33762                                         Brandon, FL 33509
Phone:  727-460-7337    Fax:  727-540-0237                Fax:    813-655-4329

                            AVIX TECHNOLOGIES, INC.
                             14409 EAGLE POINT DR.
                             CLEARWATER, FL  33762

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                        DATE:  SEPTEMBER 27, 2002
                        TIME:  2:00 P.M.
                        PLACE: PICADILLY RESTAURANT
                               1025 BRANDON BLVD W.
                               BRANDON, FL  33511

      At our 2002 Annual Meeting, we will ask you to:

      1. Elect two (2) directors to serve for a one year term to expire at the 2003 annual meeting. The following directors are the Board of Directors' nominees:

                        Joseph Morgan
                        James Chadwell

      2. Ratify the appointment of Weinberg & Company as our independent public accountants for the fiscal year ending March 31, 2003;

      3. Transact any other business as may properly come before the Annual Meeting or at any adjournment or postponement thereof.

      You may vote at the Annual Meeting if you were a shareholder of the Company at the close of business on August 27, 2002, the record date.


                                           By Order of the Board of Directors,

                                           /S/ Joseph Morgan
                                           ------------------------------------
                                           Joseph Morgan
                                           Chairman of the Board,
                                           President and a Director


August 27, 2002
Clearwater, Florida


YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU OWN. THE BOARD OF DIRECTORS URGES YOU TO SIGN, DATE AND MARK THE ENCLOSED PROXY CARD PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE. RETURNING THE PROXY CARD WILL NOT PREVENT YOU FROM VOTING IN PERSON IF YOU ATTEND THE ANNUAL MEETING.

                              GENERAL INFORMATION

GENERAL

      We have sent you this Proxy Statement and enclosed proxy card because the Board of Directors is soliciting your proxy to vote at the Annual Meeting. This Proxy Statement summarizes the information you will need to know to cast an informed vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares. You may simply complete, sign and return the enclosed proxy card and your votes will be cast for you at the Annual Meeting. This process is described below in the section entitled "Voting Rights."

      We began mailing this Proxy Statement, the Notice of Annual Meeting and the enclosed proxy card on or about August 27, 2002 to all shareholders entitled to vote. If you owned common stock of the Company at the close of business on August 27, 2002, the record date, you are entitled to vote at the Annual Meeting. On August 27, 2002 there were 23,155,601 shares of common stock outstanding.

QUORUM

      A quorum of shareholders is necessary to hold a valid meeting. If the holders of at least a majority of the total number of the outstanding shares of common stock entitled to vote are represented in person or by proxy at the Annual Meeting, a quorum will exist. We will include proxies marked as abstentions and broker non-votes to determine the number of shares present at the Annual Meeting.

VOTING RIGHTS

      You are entitled to one vote at the Annual Meeting for each share of the common stock of the Company that you owned as of record at the close of business on August 27, 2002. The number of shares you own (and may vote) is listed above your name on the proxy card.

      You may vote your shares at the Annual Meeting in person or by proxy. To vote in person, you must attend the Annual Meeting and obtain and submit a ballot, which we will provide to you at the Annual Meeting. To vote by proxy, you must complete, sign and return the enclosed proxy card. If you properly complete your proxy card and send it to us in time to vote, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. IF YOU SIGN THE PROXY CARD BUT DO NOT MAKE SPECIFIC CHOICES, YOUR PROXY WILL VOTE YOUR SHARES FOR EACH OF THE PROPOSALS IDENTIFIED IN THE NOTICE OF THE ANNUAL MEETING.

      If any other matter is presented, your proxy will vote the shares represented by all properly executed proxies on such matters as a majority of the Board of Directors determines. As of the date of this Proxy Statement, we know of no other matters that may be presented at the Annual Meeting, other than those listed in the Notice of the Annual Meeting.

VOTE REQUIRED

      For the election of directors under Proposal 1, the nominees who receive the most votes will be elected. Under this voting standard, a failure to vote or an indication of "WITHHOLD AUTHORITY" on your proxy card with respect to any nominee will not count "FOR" or "AGAINST" that nominee. A broker non-vote will have no effect on the outcome of this proposal because only a plurality of votes cast is required to elect a director. You may not vote your shares cumulatively for the election of directors.

      In order to implement Proposal 2, we must obtain the affirmative vote of the holders of a majority of the shares of our common stock represented in person or by proxy at the Annual Meeting and entitled to vote on each proposal.

Under this voting standard, shares as to which the "ABSTAIN" box has been selected on the proxy card will count as shares represented and entitled to vote and will be treated as votes "AGAINST" a proposal. Shares for which no vote is cast with respect to a proposal will be treated as shares that are not represented and will have no effect on the outcome of the vote for that proposal. A broker non-vote with respect to either of these proposals will be treated as shares that are not represented and will have no effect on the outcome of that proposal.

CONFIDENTIAL VOTING POLICY

      The Company maintains a policy of keeping shareholder votes confidential. We only let our Inspector of Election and certain employees of our independent tabulating agent examine the voting materials. We will not disclose your vote to management unless it is necessary to meet legal requirements. We will, however, forward any written comments that you may have to management.

REVOKING YOUR PROXY

      You may revoke your proxy at any time before it is exercised by:

            *     Filing with the secretary a letter revoking the proxy;

            *     Submitting another signed proxy with a later date; and

            * Attending the Annual Meeting and voting in person, provided you file a written revocation with the secretary of the Annual Meeting prior to the voting of such proxy.

      IF YOUR SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED APPROPRIATE DOCUMENTATION FROM YOUR SHAREHOLDER OF RECORD TO VOTE PERSONALLY AT THE ANNUAL MEETING. Examples of such documentation include a broker's statement, letter or other document that will confirm your ownership of shares of the Company.

SOLICITATION OF PROXIES

      The   Company   will  pay  the  costs  of  soliciting  proxies  from  its
shareholders. Directors, officers or employees of the Company may solicit proxies by:

            *     mail;

            *     telephone; and

            *     other forms of communication.

OBTAINING AN ANNUAL REPORT

            A copy of our Annual Report on Form 10-KSB and audited financials for the year ended March 31, 2002, has not been filed with the Securities and Exchange Commission ("SEC"). We have provided a copy of the unaudited financial statements to you which is subject to presentation and account balances change by the Company's auditors when the Company is able to re-commence the final audit.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table contains common stock ownership information for each director, and all directors and executive officers of the Company as a group, and persons known to the Company to "beneficially own" 5% or more of the Company's common stock as of August 27, 2002. Except as otherwise indicated, each person and each group shown in the table has sole voting and investment power with respect to the shares of common stock listed next to their name. In general, beneficial ownership includes those shares that a person has the power to vote, sell, or otherwise dispose. Beneficial ownership also includes that number of shares which an individual has the right to acquire within 60 days (such as stock options) of the date this table was prepared. Two or more persons may be considered the beneficial owner of the same shares. We obtained the information provided in the following table from filings with the SEC and with the Company. "Voting power" is the power to vote or direct the voting of shares, and "investment power" includes the power to dispose or direct the disposition of shares. All persons shown in the table below have sole voting and investment power, except as otherwise indicated.

                                Position with the         Amount and Nature of Beneficial      Percent of Common Stock Outstanding
            Name                     Company                         Ownership                                 (1)
Joseph Morgan                   Director                           4,882,351 (2)                            21.1%
Jeffrey Taylor                  Director                           805,000 (3)                               5.1%
                                Chief Executive Officer
Steven Shindler                 Director                           None    (4)                                *
                                Chief Operating Officer
James Chadwell                  Shareholder                        4,550,000 (5)                            19.6%
PalomaNet International,        Shareholder                        775,000 (6)                               3.3%
Inc.
Dunn Capital Corp., Inc.        Shareholder                        1,830,000 (7)                             7.9%
All directors and executive                                        5,687,351 (2)(3)(4)                      24.6%
officers as a group

_______________
*     Less than 1.0%.
(1) Percentages with respect to each person or group of persons have been calculated on the basis of 23,155,601 shares of common stock, the total number of shares of the Company's common stock outstanding as of August 27, 2002, plus the number of shares of common stock which such person or group has the right to acquire within 60 days after August 27, 2002. 5% equals 1,157,780.
(2) Includes the right to vote Mr. Marino 964,705 shares and Mr. Gregg's 964,705 shares. Does not include combined options to purchase 1,8400,00 shares of common stock at $.62 per share.
(3) Does not include an S-3 filing with the SEC showing options to purchase 1,500,000 shares of common stock at $.51 per share.
(4) Does not include an S-3 filing with the SEC showing options to purchase 1,750,000 shares of common stock at $.51 per share.
(5)   Include shares owned by the Chadwell family.
(6) Does not include options to purchase 1,000,000 shares of common stock at $1.00 per share.
(7) Does not include options to purchase 1,000,000 shares of common stock at $.75 per share.

DISCUSSION OF PROPOSALS RECOMMENDED BY BOARD

                                  PROPOSAL 1
                             ELECTION OF DIRECTORS

GENERAL

      The Board has nominated two (2) persons for election as directors at the Annual Meeting. The nominees are currently serving on the Company's Board of Directors. If you elect the nominees, they will hold office until the Annual Meeting in 2003, or until their successors have been elected.

      We know of no reason why any nominee may be unable to serve as a director. If any nominee is unable to serve, your proxy may vote for another nominee proposed by the Board. If for any reason these nominees prove unable or unwilling to stand for election, the Board will nominate alternates or reduce the size of the Board of Directors to eliminate the vacancy. The Board has no reason to believe that its nominees would prove unable to serve if elected.

NOMINEES

NOMINEES       AGE(1) TERM EXPIRES               POSITION(S) HELD WITH THE COMPANY               DIRECTOR SINCE

Joseph Morgan    53       2003     Chairman of the Board, President, and Chief Operating Officer    10/15/01
James Chadwell   56       2003     Director                                                         6/28/02

      (1)  As of August 27, 2002

The principal occupation and business experience of each nominee for election as director is set forth below:

                                    NOMINEES

      JOSEPH MORGAN has been the President and a Director since 10/15/01 and Chief Executive Officer since 7/9/02. Mr. Morgan, formally educated as an electronic engineer, has more than 31 years of telecommunications experience specialized in communications with a focus on telephony applications. After founding USA Telecommunications Services, Inc. in 1992, Morgan conceived a pre-paid wireless business, raised the needed capitol, developed and patented the process, developed it into a viable nation-wide business and sold it to SMARTALK Teleservices in Columbus, Ohio, March of 1998. Approximately one year later AT&T bought the entire SMARTALK operation. As a result of the SMARTALK sale, Morgan's technology is currently being used as the very successful AT&T Wireless Pre-Paid solution. Mr. Morgan is the inventor of the Key Technology which is the cornerstone of the Company's software for which a patent has been applied.

      JAMES CHADWELL has been a director of the Company since 6/28/02. Mr. Chadwell has an MBA in Management and from 1970 to present, Mr. Chadwell has been involved with his family in a home building and land development business in Hillsborough County, Florida. An apartment supply company, Chad Supply, he helped to build with other members of his family was sold in 1999 to Hughes Supply, a publicly traded company. This provided the source of funds used to help finance USA Digital which became Avix Technologies over the past 2 years.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES FOR ELECTION AS DIRECTORS.

INFORMATION ABOUT BOARD OF DIRECTORS AND MANAGEMENT

BOARD OF DIRECTORS

      The Company's Board of Directors currently consists of two (2) members. The Company's Certificate of Incorporation provides that the terms of all of the directors expire at each Annual Meeting.

      The Board of Directors oversees our business and monitors the performance of our management. In accordance with our corporate governance procedures, the Board of Directors does not involve itself in the day-to-day operations of the Company. The Company's executive officers and management oversee the day-to-day operations of the Company. Our directors fulfill their duties and responsibilities by attending regular meetings of the Board, which are held on a monthly basis. Our directors also discuss business and other matters with the Chairman, other key executives, and our principal external advisers (legal counsel, auditors, financial advisors and other consultants).

COMMITTEES OF THE BOARD

      The Board of Directors, acting as the nominating committee, met in August, 2002 to select the nominees for election as directors at the Annual Meeting.

      The Board of Directors of the Company has established the following committee:

 COMPENSATION     The Compensation Committee provides advice and recommendation to the Board of Directors in the areas of employee salaries and benefit programs.

                  Directors  Morgan  and  Chadwell   currently   serve  on  the
                  committee.  Mr. Morgan is the Chairman of the committee.

AUDIT COMMITTEE   The Audit  Committee  oversees the  audit process.  Directors
                  Morgan and Chadwell currently serve as members of the committee. Mr. Morgan is currently the Chairman of the Committee. The Audit Committee met in the 2002 fiscal year to select Pender Newkirk & Company as the Company's public accountant. Subsequently, the audit committee met in August, 2002 to select Weinberg & Company as the Company's public accountant.

AUDIT COMMITTEE REPORT

      The following Audit Committee Report is provided in accordance with the rules and regulations of the Securities and Exchange Commission (the "SEC"). Pursuant to such rules and regulations, this report shall not be deemed "soliciting materials," filed with the SEC, subject to Regulation 14A or 14C of the SEC or subject to the liabilities of section 18 of the Securities Exchange Act of 1934, as amended.

      During the fiscal year ended March 31, 2002, the Audit Committee of the Company's Board met periodically throughout the year to discuss matters consistent with its duties. The Audit Committee's membership was compromised of Directors Morgan, Shindler, and Taylor serving as Chairman.

      Each member of the Company's Audit Committee is independent as defined under the National Association of Securities Dealers' listing standards. The Company's Audit Committee operates under a written charter approved by the Board, a copy of which is attached as Appendix A to this proxy statement.

      The Company's Audit Committee assists the Board by overseeing the audit coverage and monitoring the accounting, financial reporting, data processing, regulatory, and internal control environments. The primary duties and responsibilities of the Company's Audit Committee are to: (1) serve as an independent and objective party to monitor the Company's financial reporting process and internal control systems; (2) review and appraise the audit efforts of the Company's independent auditors and internal audit department; (3) evaluate the Company's quarterly financial performance, as well as its compliance with laws and regulations; (4) oversee management's establishment and enforcement of financial policies; and (5) provide an open avenue of communication among the independent auditors, financial and senior management, the internal audit department, and the Board.

      The Company's Audit Committee has reviewed and discussed the unaudited financial statements of the Company for the fiscal year ended March 31, 2002 with the Company's management and Weinberg & Company, the Company's current independent auditors. The Company's Audit Committee has discussed the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committee) with Weinberg & Company.

      During the fiscal year ended March 31, 2002, Aidman Piser & Company, the Company's former independent auditors, billed the Company $44,315 in unpaid accounting services. Due the Company's not paying these fees, Aidman Piser has not released the work papers associated with their accounting work to the Company's auditor and has prevented the Company's independent auditors from completing the final accounting audit for the March 31, 2002 financial statements.

      The Company's Audit Committee has reviewed the Company's dire financial condition and the less than satisfactory condition of the books for audit purposes and decided on the following: (a) to issue the unaudited statements with what seems to be necessary adjustments to best reflect the financial condition of the Company and (b) to re-commence the audit activity when the Company is in a financial condition to effectuate a proper audit effort by the Company's public accountant, Weinberg & Company.

      Based on the review and discussions noted above, the Company's Audit Committee has recommended to the Board that the Company's unaudited financial statements be included in the Company's Annual Report for the fiscal year ended March 31, 2002 for filing with the SEC. No representative of Weinberg &
Company is expected to be present at the Annual Meeting to respond to questions. The Company's Audit Committee also recommended the appointment, subject to shareholder approval, of the independent auditors, and the Board concurred in such recommendation.

                                    Audit Committee of Avix Technologies, Inc.

                                      Joseph Morgan - Chairman
                                      James Chadwell

COMPENSATION COMMITTEE'S REPORT:

DIRECTORS' COMPENSATION

      Meeting Fees. Currently, non-employee directors of the Company do not receive any fees for attending directors meetings.

      We do not compensate our employee-directors for service as directors. Directors are also entitled to the protection of certain indemnification provisions in our Certificate of Incorporation and Bylaws.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

      There are no executive officers who are not Directors.

EXECUTIVE COMPENSATION

      The following table sets forth cash and non-cash compensation for the fiscal year ended
March 31, 2002.

NAME AND PRINCIPAL POSITIONS       ANNUAL COMPENSATION               LONG-TERM COMPENSATION         ALL OTHER COMPENSATION ($)
                             FISCAL YEAR  SALARY ($)   BONUS RESTRICTED STOCK AWARD ($) OPTIONS (#)
Joseph Morgan                2002        140,000         -               -                   -                  -
President
Jeffrey Taylor               2002         180,000        -               -                   -                  -
Chief Executive Officer
Steven Shindler              2002              180,000   -               -                   -                  -
Chief Operating Officer


Subsequent to the June 27, 2002, replacement of Mr. Shindler as a Board Member by Mr. James Chadwell, all employee agreements and consulting agreements have been terminated. No wages or salaries are being incurred by the Company as of
June 28, 2002.   $5,000 per month is being paid to Mr. Morgan for his office expenses, telephone costs, supplies, rents, travel, and all other such costs along with any amounts not so spent then being available to Mr. Morgan as a consulting fee.


CERTAIN EMPLOYEE BENEFIT PLANS AND EMPLOYMENT AGREEMENTS

      Employment Agreements. On January 5, 1999, the Company entered into an employment agreement with Mark D. Cobb. The agreement was terminated by a Separation Agreement dated February 18, 2002 which the Company is now in default of the terms requiring the payments of certain credit card debts. All employment agreements prior to January 1, 2002, have been eliminated and settled except as regards the default under Mr. Cobb's Separation Agreement.

      1998 Compensatory Stock Option Plan. The Stock Option Plan ("Stock Option Plan") has been adopted by the Board of Directors of the Company and approved by the Company's stockholders. The purpose of the Stock Option Plan is to promote the growth of the Company and its affiliates by linking the incentive compensation of officers, key executives and directors with the profitability of the Company. The Stock Option Plan is not subject to ERISA and is not a tax-qualified plan. The Company has reserved an aggregate of 1,500,000 shares of common stock for issuance upon the exercise of stock options granted under the Plan.

      The Stock Option Plan is administered by the members of the Board's Compensation Committee who are disinterested directors ("Option Committee"). The Stock Option Plan does not provide for the grant of "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and provides only for the grant of non-qualified stock options to purchase common stock of the Company ("Options") to eligible employees. The Option Committee has discretion under the Stock Option Plan to establish certain material terms of the Options granted to officers and employees provided such grants are made in accordance with the Plan's requirements.

      All costs of the Stock Option Plan are borne by the Company. The Company has reserved the right to amend or terminate the Plan, in whole or in part, subject to the requirements of all applicable laws.

      No grants were made to the Named Executive Officers during the fiscal year ended March 31, 2002.

      1998 Employee Stock Compensation Plan. The 1998 Employee Stock Compensation Plan (the "Compensation Plan") is intended to further the growth of the Company and its affiliates by supporting and increasing the Company's ability to attract, retain and compensate officers and key employees of the Company. The Compensation Plan is not subject to ERISA and is not a tax-qualified plan. The Company has reserved 1,000,000 shares of Common Stock for issuance under the Compensation Plan.

      The Compensation Committee of the Board of Directors ("Committee") will be responsible for the administration of the Compensation Plan and will have sole power to award Common Stock under the Compensation Plan. Subject to the express provisions of the Compensation Plan, the Committee shall have full authority and sole and absolute discretion to interpret the Compensation Plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations which it believes to be necessary or advisable in administering this Plan. The determination of those eligible to receive an award shall rest in the sole discretion of the Committee, subject to the provisions of the Compensation Plan. Awards may be made as compensation for services rendered, directly or in lieu of other compensation payable, as a bonus in recognition of past service or performance or may be sold to an employee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      On June 27, 2002, the Company entered into a Credit Facility with Mr. James Chadwell and Mr. David Chadwell in the amount of $500,000 with the funds to be disbursed at the absolute discretion of the Credit Manager. The Chadwell's received 2,000,000 shares of common stock as incentive for entering the agreement with disbursements under the facility convertible to common shares at $.25 per share for 3 years. In addition, Mr. Shindler resigned from the Board of Directors and was replaced by Mr. James Chadwell.

      On March 25, 2002, the Company entered into a secured lease agreement for $39,306.49 with monthly payments $1,273.57 for certain INet test equipment with Foundation For Christian Ministries, Inc. in which Mr. James Chadwell is the director.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires that the Company's directors and executive officers, and any person holding more than ten percent of the Company's common stock, file with the SEC reports of ownership and changes in ownership, and that such individuals furnish the Company with copies of the reports. Based solely on our review of the copies of such reports that we have received, or written representations from certain reporting persons, we believe that all of our executive officers, directors and shareholders of more than ten percent of the Company's common stock have complied with all Section 16(a) filing requirements applicable to them, as of the date of this proxy statement.

PROPOSAL 2

                         RATIFICATION OF APPOINTMENT
                       OF INDEPENDENT PUBLIC ACCOUNTANTS



      The Board of Directors has appointed Weinberg & Company to act as the independent public accountants for the Company for the fiscal year ending March 31, 2002, and we are asking shareholders to ratify the appointment. Representatives of Weinberg & Company are not expected to attend the Annual Meeting.

      On April 17, 2002, Aidman, Piser & Company resigned as the Company's certifying public accountants without any disagreements on any matters of accounting principles or practices. Pender Newkirk & Company was appointed as the new independent auditors at that time. Prior to commencement of the 2002 annual audit, it was found that the Company was unable to persuade the Company's accounting firm, Aidman Piser, to release the work papers to the auditors due to non-payment of delinquent fees. On August 15,2002, the Company replaced Pender Newkirk as the auditor without any disagreements on any matters of accounting principles or practices. Weinberg & Company was recommended and approved by the Board of Directors. as the new certifying public accountants as being in the bests interests of the Company.

      During the last most recent fiscal years of audited statements ending on March 31, 2001 and March 31, 2000, the financial statements of the Company did not contain any adverse opinion or a disclaimer of opinion, and the financial statements did not contain any qualified or modified opinion as to uncertainty, audit scope or accounting principles. In addition, there were no disagreements between the Company and any of the Company's certifying auditors on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to auditing firm's satisfaction, would have caused the certifying firm to make reference in connection with its report to the subject matter of the disagreement.

      Effective August 15, 2002, the Company appointed Weinberg & Company as the Company's independent public accountants for the fiscal year ending March 31, 2003.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF WEINBERG AND COMPANY AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY.

                            ADDITIONAL INFORMATION

INFORMATION ABOUT SHAREHOLDER PROPOSALS

      If you wish to submit proposals to be included in our next proxy statement for the 2001 Annual Meeting of Shareholders, we must receive them by April 9, 2002, pursuant to the proxy solicitation regulations of the SEC. SEC rules contain requirements as to which shareholder proposals must be in the Proxy Statement. Any such proposal will be subject to 17 C.F.R. {section}240.14a-8 of the rules and regulations promulgated by the SEC.

      In addition, under the Company's Bylaws, if you wish to nominate a director or bring other business before an annual meeting:

         * You must be a shareholder of record entitled to vote and have given timely notice in writing to the Secretary of the Company.

         * Your notice must contain the specific information required in our Bylaws.


                                     By Order of the Board of Directors,

                                     /S/ Joseph Morgan
                                     --------------------------------------
                                     Mr. Joseph Morgan
                                     Chairman of the Board,
                                     President and Chief  Operating Officer

Clearwater, Florida
August 27, 2001


TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

                                                                     APPENDIX A


                 AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF
                            AVIX TECHNOLOGIES, INC.

                                    CHARTER

I.    STATEMENT OF POLICY

      The primary function of the Audit Committee of the Board of Directors of Avix Technologies, Inc. ("Company") is to provide assistance to the Company's Board of Directors in fulfilling its responsibilities to the Company's shareholders and the investment community relating to the Company's accounting and reporting practices and the quality and integrity of the Company's financial reports. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication among the Company's Board of Directors, outside auditors, internal auditors and senior management.

II.   COMPOSITION OF THE AUDIT COMMITTEE

      The Audit Committee shall consist of at least two members, a majority of which shall be "independent" directors of the Company, and shall serve at the pleasure of the Board of Directors. An "independent" Director is defined as an individual who (a) is not an officer or salaried employee of the Company, (b) is not an attorney who receives any fee or compensation from the Company, (c) does not have any relationship that, in the opinion of the Board of Directors, would interfere with his or her exercise of independent judgment as an Audit Committee member and (d) meets the Nasdaq Stock Market's definition of independent director. Additionally, Audit Committee members should have few or no ties to the Company other than through their duties as Board members. In selecting the members of the Audit Committee, the Board of Directors will take into account the requirements imposed by, and the interpretations of, the applicable federal and state banking regulators.

      The members of the Audit Committee shall be designated by the full Board of Directors at each annual meeting of the Board. The Board shall designate one member of the Audit Committee to serve as chairman of the committee.

III.  MEETINGS

      The Audit Committee shall meet at least 4 times a year or more frequently as circumstances require. The Audit Committee shall maintain minutes of each meeting of the Audit Committee and shall report the actions of the Audit Committee to the Board of Directors, with such recommendations as the Audit Committee deems appropriate. The Audit Committee should also meet periodically with the internal auditor, the outside auditors and the Company's financial management in separate executive sessions to discuss any matters that the Audit Committee or these groups believe should be discussed privately with the Audit Committee. In addition, the Audit Committee, or at least its chairman, should meet with the outside auditors and financial management quarterly to review the Company's quarterly report on Form 10-QSB before it is filed with the Securities and Exchange Commission and, if possible, before any public announcement of the Company's financial results.

IV.   RESPONSIBILITIES AND DUTIES OF THE AUDIT COMMITTEE

      The primary duties and responsibilities of the Audit Committee are to oversee and monitor the Company's financial reporting process and internal control system and review and evaluate the performance of the Company's outside auditors and internal auditing staff. In fulfilling these duties and responsibilities, the Audit Committee shall take the following actions, in addition to performing such functions as may be assigned by law, the Company's

Articles of Incorporation or bylaws or the Board of Directors:

1. The Audit Committee shall nominate, select, evaluate and, when appropriate, recommend the replacement of the outside auditors, subject to the approval of the Board of Directors. As part of the audit process, the Audit Committee shall meet with the outside auditors to discuss and decide the audit's scope. The Audit Committee shall determine that the outside audit team engaged to perform the external audit consists of competent, experienced, financial institution auditing professionals. The Audit Committee shall also review and approve the compensation to be paid to the outside auditors.

2. The Audit Committee shall require the outside auditors to submit, on an annual basis, a formal written statement setting forth all relationships between the outside auditors and the Company that may affect the objectivity and independence of the outside auditors, and the Audit Committee shall actively engage in a dialogue with the outside auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor. The Audit Committee shall take, or recommend that the full Board take, appropriate action to ensure the independence of the outside auditors.

3. The Audit Committee shall require the outside auditors to advise the Company of any fact or circumstance that might adversely affect the outside auditors' independence or judgment with respect to the Company under applicable auditing standards.

4. The Audit Committee shall require the outside auditors to advise the Company if it becomes aware that any officer or employee of the Company, or its direct or indirect subsidiaries or affiliates, is related to a partner, employee or other representative of the outside auditors, to the extent that such relationship might adversely affect the Company under applicable auditing standards.

5. The Audit Committee shall meet with the outside auditors, with no management in attendance, to openly discuss the quality of the Company's accounting principles as applied in its financial reporting, including issues such as (a) the appropriateness, not just the acceptability, of the accounting principles and financial disclosure practices used or proposed to be used by the Company, (b) the clarity of the Company's financial disclosures and (c) the degree of aggressiveness or conservatism that exists in the Company's accounting principles and underlying estimates and other significant decisions made by the Company's management in preparing the financial disclosure and reviewed by the outside auditors. The Audit Committee shall then meet among themselves, without operating management or the outside auditors being present, to discuss the information presented to them.

6. The Audit Committee shall require the outside auditors, in reviewing the Company's financial reporting and in advising the Audit Committee, to take into account the requirements imposed by, and the interpretations of, the applicable federal and state banking regulators.

7. The Audit Committee shall meet with the outside auditors and management to review the Company's annual report on Form 10-KSB and discuss any significant adjustments, management judgments and accounting estimates and any significant new accounting policies before such form is filed with the Securities and Exchange Commission.

8. Upon the completion of the annual audit, the Audit Committee shall review the audit findings, including any comments or recommendations of the outside auditors, with the entire Board of Directors and state its recommendation to the Board of Directors as to whether the audited financial statements should be included in the Company's annual report on Form 10-KSB.

9. The Audit Committee shall meet at least annually with the Company's internal auditor to assure itself that the Company has a strong internal auditing function by reviewing the internal audit program and assessing (grading) risk areas along with a proper control environment that promotes accuracy and efficiency in the Company's operations.

10. The Audit Committee must assure itself that the internal auditor is free from operational duties, and that the internal auditor reports directly to the Board of Directors or the Audit Committee regarding any audit concerns or problems.

11. The Audit Committee shall receive from the Company's internal auditor a monthly report to the Board of Directors, which include a summary of findings from completed internal audits and a progress report on the internal audit plan, together with explanations for any deviations from the original plan.

12. The Audit Committee shall review the internal audit function of the Company, including the independence and authority of its reporting obligations, the proposed audit plans for the coming year and the coordination of such plans with the independent auditors.

13.   The   Audit  Committee  shall  review  and  concur  in  the  appointment, replacement, reassignment or dismissal of the Company's internal auditor.

14. The Audit Committee shall consider and review with management and the internal auditor: (a) significant findings during the year and management's responses thereto, including the status of previous audit recommendations, (b) any difficulties encountered in the course of their audits, including any restrictions on the scope of activities or access to required information, (c) any changes required in the planned scope of the internal audit plan and (d) the internal auditing department budget and staffing.

15. The Audit Committee shall consider and approve, if appropriate, changes to the Company's auditing and accounting principles and practices, as suggested by the outside auditors, the internal auditor or management, and the Audit Committee shall review with the outside auditors, the internal auditor and management the extent to such changes have been implemented (to be done at an appropriate amount of time subsequent to the implementation of such changes, as decided by the Audit Committee).

16. The Audit Committee shall investigate or consider such other matters within the scope of its responsibilities and duties as the Audit Committee may, in its discretion, determine to be advisable, and the Audit Committee shall retain outside counsel, accountants or others for this purpose if, in its judgment, that is appropriate.

17. The Audit Committee shall prepare a report for inclusion in the Company's proxy statement describing the discharge of the Audit Committee's responsibilities.

                                                   Please mark your votes
                                                   as indicated in this
                                                   example                 [X]

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES NAMED IN ITEM 1 AND A VOTE "FOR" THE PROPOSAL IN ITEM 2.

                                                FOR              WITHHOLD
                                        all nominees for all
                                        (except as nominees
                                        otherwise indicated)

1. Election of three Directors for terms
   of one year each.                           [   ]              [   ]
    NOMINEES:Joseph Morgan
           James Chadwell

INSTRUCTION: TO WITHHOLD AUTHORITY to vote for any individual nominee, write that nominee's name in the space provided:

_________________________________________________________________________


                                                   FOR    AGAINST   ABSTAIN

2. Ratification of the appointment of Weinberg
   & Company as the independent public
   accountants for Avix Technologies, Inc. for
   the fiscal year ending March 31, 2003.          [   ]    [   ]     [   ]


The undersigned hereby acknowledges receipt of     I will attend the Annual
the Notice of the 2002 Annual Meeting of
Shareholders, dated August 27, 2002 for the                 [   ]
2002 Annual Meeting.                               ________________________

______________________________________________________

______________________________________________________
           Signature(s)

Dated: ____________________________________________, 2002



Please sign exactly as your name appears on this proxy. Joint owners should each sign personally. If signing as attorney, executor, administrator, trustee or guardian, please include your full title. Corporate or partnership proxies should be signed by an authorized officer.



                                                   REVOCABLE PROXY

                            AVIX TECHNOLOGIES, INC.

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AVIX
                          TECHNOLOGIES, INC. FOR THE
       ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 27, 2002.

The undersigned stockholder of Avix Technologies, Inc. hereby appoints Joseph Morgan and James Chadwell and each of them, with full powers of substitution, to represent and to vote as proxy, as designated, all shares of common stock of Avix Technologies, Inc. held of record by the undersigned on August 27, 2002 at the 2002 Annual Meeting of Shareholders (the "Annual Meeting") to be held at 2:00 p.m., local time, on September 27, 2002, or at any adjournment or postponement thereof, upon the matters described in the accompanying Notice of the 2002 Annual Meeting of Shareholders, dated
August 27, 2002, and upon such other matters as may properly come before the Annual Meeting. The undersigned hereby revokes all prior proxies.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED IN ITEM 1 AND FOR THE PROPOSAL LISTED IN ITEM 2.

                 PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY.

[AVIX LOGO]                                             AVIX Technologies, Inc.



                              ANNUAL REPORT 2002


                                                                August 27, 2002


Dear Shareholders,

       The company continues to seek revenue generating sales opportunities. The Company recently entered into a "Teaming Agreement" with Accenture to assist in this endeavor. Provisioning of the company's Key Technology software at the Regional Bell Operating Companies, has taken much longer than anyone envisioned but we are making progress with Accenture's participation.

       Without benefit of the previously planned revenues from software sales fees and difficulty in raising investment capital, the company has undergone a major downsizing and reorganization of management to sustain a level of operations commensurate with the effort needed to attain a meaningful commitment from any of several customers. We feel confident that sales will be forthcoming in the next season based on recent developments but are cautious in making any firm predictions of time until we have formal contracts in hand.

       Enclosed are the Unaudited March 31, 2002 Balance Sheet and the Unaudited Annual Income Statement for the period beginning April 1, 2001 and ending March 31, 2002. When financial condition permit the company will obtain audited statements. The enclosed financial statements reflect the account balances in the accounting records at that date with the adjustments that have been suggested to the auditors in preparation for their final audit.

       We thank each of you for your continued support.




Sincerely,

/S/ Joseph Morgan
--------------------------
Joseph Morgan
President and CEO
Chairman of the Board






14409  Eagle Pointe Drive                                           PO Box 764
Clearwater, FL 33762                                         Brandon, FL 33509
Phone:  727-460-7337    Fax:  727-540-0237                Fax:    813-655-4329

                                 TRIAL BALANCE

       AVIX TECHNOLOGIES, INC                MARCH 31, 2002            PRE-AUDIT ADJUSTMENTS           MARCH 31, 2002          ADJ
       UNAUDITED TRIAL BALANCE            DEBIT          CREDIT         DEBIT        CREDIT         DEBIT          CREDIT     NOTES:
Cash and cash equivalents:Petty cash          250.00                                     250.00              -                  1
Cash and cash equivalents:Business         12,384.04                                                 12,384.04
Checking
Assets held for sale                      390,963.01                                 390,963.01              -                  2
Prepaid Expenses                           40,018.92                                  40,018.92              -                  3
Prepaid Expenses:Due from unrelated         1,165.54                                   1,165.54              -                  4
parties
Fixed Assets                              161,240.39                                                161,240.39
Accumulated Depreciation                                 143,931.97                                                143,931.97
Deposits                                   28,845.73                                                 28,845.73
Deposits:Patton Boggs                      20,000.00                                                 20,000.00
Intangibles:IT development plan            28,125.00                                                 28,125.00
Intangibles:Accum Amort - Avix                           364,374.00    352,369.06                                   12,004.94   5
Software
Intangibles:Avix Software               3,643,731.00                               3,403,632.24     240,098.76                  5
Goodwill                                                             3,403,632.24                 3,403,632.24                  5
Intangibles:Domain Name                    12,125.00                                                 12,125.00
Intangibles:Accum Amort - Domain name                     12,125.00                                                 12,125.00
Accounts Payable                                         604,911.75    136,500.00                                  468,411.75   6
*Payroll Liabilities                       45,000.00                                  45,000.00              -                  7
A/P:Unknown vendor                                         1,551.88      1,551.88                                           -   8
A/P:Telcordia                                              8,260.54                                                  8,260.54
A/P:Kilpatrick & Stockton                                126,002.94                                                126,002.94
A/P:Ganther & Fee                                          6,152.02                                                  6,152.02
A/P:Blumenfield & Cohen                                    8,091.70                                                  8,091.70
A/P:Alston & Bird                                         16,672.77                                                 16,672.77
Employee payable                                          11,945.09     11,945.09                                           -   9
Deferred Revenue                                          25,000.00     25,000.00                                           -   10
Convertible Debentures                                   503,000.00                   42,000.00                    545,000.00   11
Convertible Debentures:Discount           147,851.40                                 147,851.40              -                  12
Convertible Debentures:Accrued                            37,225.99                                                 37,225.99
interest
Notes Payable - other:Trest                               44,883.56                                                 44,883.56
Notes Payable - other:Doyle                               54,959.44                                                 54,959.44
Contingent Liabilities:Pete Lyons                          5,000.00                                                  5,000.00
Contingent Liabilities:Convertible                        10,000.00                                                 10,000.00
Debenture
Preferred stock:Preferred - par value                         50.00                                                     50.00
Preferred stock:Preferred - APIC                         196,491.26                                                196,491.26
Common Stock:Common stock - par                           20,548.00                                                 20,548.00
Common Stock:Common Stock - APIC                      12,205,316.23                                             12,205,316.23
Retained Earnings                       4,742,949.60                                              4,742,949.60
Accretion of Preferred Stock               13,832.00                                                 13,832.00

Other Operating Revenue                                   15,703.22                                                 15,703.22
Clean - up Account                        303,506.86                   340,064.90                   643,571.76                  13
Avix Notes                                                35,001.00                                                 35,001.00
Pete Lyons                                  5,418.55                                                  5,418.55
USA Digital                                 6,902.42                                                  6,902.42
Avix                                      491,645.00                                                491,645.00
Mark Cobb                                  65,566.32                                                 65,566.32
Armand Marino                               3,697.30                                                  3,697.30
Ken Allen                                   6,432.39                                                  6,432.39
Byron Gregg                                 7,322.26                                                  7,322.26
Jeff Taylor                                 5,000.00                                                  5,000.00
Joe Morgan                                 18,638.92                                                 18,638.92
AMEX                                       35,468.05                                                 35,468.05
Visa                                       21,036.23                                                 21,036.23
Credit Card                                 2,600.00                                                  2,600.00
Selling, General & Admin Exp                             263,677.30                                                263,677.30
Travel and Entertainment                   34,844.48                                                 34,844.48
Web Site Design & Maintenance               1,000.00                                                  1,000.00
General and Admin Expenses                365,064.49                                                365,064.49
Salaries and Wages:suspense               293,481.70                    45,000.00                   338,481.70                  14
Salaries and Wages:Payroll Taxes           14,326.24                                                 14,326.24
Health Insurance                            3,061.76                                                  3,061.76
Executive housing                           3,286.93                                                  3,286.93
Corporate - Travel and Ent                  7,482.10                                                  7,482.10
Office Rent                                22,476.38                                                 22,476.38
Equipment Lease                             1,178.64                                                  1,178.64
Office Expenses                             7,843.10                                                  7,843.10
Memberships                                   300.00                                                    300.00
Telephone                                   7,228.01                                                  7,228.01
Utilities                                  35,050.45                                                 35,050.45
Internet access                               934.65                                                    934.65
Office/Computer Supplies                      745.22                                                    745.22
Shipping & Postage                            745.86                                                    745.86
Business Insurance                            735.81                                                    735.81
Repairs & Maintenance                          81.86                                                     81.86
Bank Charges                                1,641.06                                                  1,641.06
Dues & Subscriptions                          250.00                                                    250.00
Meals & entertainment                       2,554.81                                                  2,554.81
License and Franchise Tax                  63,596.39                                                 63,596.39
Taxes Other Than Federal Income             3,535.07                                                  3,535.07
Accounting                                 88,625.17                                                 88,625.17
Legal Fees Combined                       157,237.83                                                157,237.83
Legal Fees                                  1,250.00                                                  1,250.00
Amortization Expense                      257,187.00                                 245,182.06      12,004.94                  15
Depreciation Expense                        8,895.00                                                  8,895.00
Taxes, interest and penalties               3,644.40                                                  3,644.40
Interest Income                                              257.46                                                    257.46
Disc Ops:USA Digital Expenses           2,745,127.29                                              2,745,127.29
Disc Ops:Team Expenses                     10,855.42                                                 10,855.42
Disc Ops:Team Revenue                                      3,886.56                                                  3,886.56
Interest Expense                          319,036.63                                                319,036.63
                TOTAL                  14,725,019.68  14,725,019.68  4,316,063.17  4,316,063.17  14,239,653.65  14,239,653.65

                                 BALANCE SHEET

           AVIX TECHNOLOGIES, INC                             UNAUDITED
               BALANCE SHEET
                                                           MARCH 31, 2002

                                                 DEBIT          CREDIT         TOTAL

                   ASSETS
Business Checking                                 12,384.04
Fixed Assets                                     161,240.39
Accumulated Depreciation                                        143,931.97
Deposits                                          28,845.73
Deposits:Patton Boggs                             20,000.00
Intangibles:IT development plan                   28,125.00
Intangibles:Accum Amort - Avix Software                          12,004.94
Intangibles:Avix Software                        240,098.76
Goodwill                                       3,403,632.24
Intangibles:Domain Name                           12,125.00
Intangibles:Accum Amort - Domain name                            12,125.00
TOTAL ASSETS                                   3,906,451.16     168,061.91  3,738,389.25

            LIABILITIES & EQUITY
Accounts Payable                                                468,411.75
A/P:Telcordia                                                     8,260.54
A/P:Kilpatrick & Stockton                                       126,002.94
A/P:Ganther & Fee                                                 6,152.02
A/P:Blumenfield & Cohen                                           8,091.70
A/P:Alston & Bird                                                16,672.77
Convertible Debentures                                          545,000.00
Convertible Debentures:Accrued interest                          37,225.99
Notes Payable - other:Trest                                      44,883.56
Notes Payable - other:Doyle                                      54,959.44
Contingent Liabilities:Pete Lyons                                 5,000.00
Contingent Liabilities:Convertible Debenture                     10,000.00
Preferred stock:Preferred - par value                                50.00
Preferred stock:Preferred - APIC                                196,491.26
Common Stock:Common stock - par                                  20,548.00
Common Stock:Common Stock - APIC                             12,205,316.23
Retained Earnings                              4,742,949.60
Accretion of Preferred Stock                      13,832.00
Net Loss   3/31/02                             5,257,895.35
TOTAL LIABILITIES & EQUITY                    10,014,676.95  13,753,066.20  3,738,389.25

                               INCOME STATEMENT

     AVIX TECHNOLOGIES, INC                     UNAUDITED
        INCOME STATEMENT                APRIL 1, 2001 - 3/31/2002
                                     DEBIT       CREDIT        TOTAL

REVENUES                                         15,703.22     15,703.22

EXPENSES
Clean - up Account                  643,571.76
Avix Notes                                       35,001.00
Pete Lyons                            5,418.55
USA Digital                           6,902.42
Avix                                491,645.00
Mark Cobb                            65,566.32
Armand Marino                         3,697.30
Ken Allen                             6,432.39
Byron Gregg                           7,322.26
Jeff Taylor                           5,000.00
Joe Morgan                           18,638.92
AMEX                                 35,468.05
Visa                                 21,036.23
Credit Card                           2,600.00
Selling, General & Admin Exp                    263,677.30
Travel and Entertainment             34,844.48
Web Site Design & Maintenance         1,000.00
General and Admin Expenses          365,064.49
Salaries and Wages:suspense         338,481.70
Salaries and Wages:Payroll Taxes     14,326.24
Health Insurance                      3,061.76
Executive housing                     3,286.93
Corporate - Travel and Ent            7,482.10
Office Rent                          22,476.38
Equipment Lease                       1,178.64
Office Expenses                       7,843.10
Memberships                             300.00
Telephone                             7,228.01
Utilities                            35,050.45
Internet access                         934.65
Office/Computer Supplies                745.22
Shipping & Postage                      745.86
Business Insurance                      735.81
Repairs & Maintenance                    81.86
Bank Charges                          1,641.06
Dues & Subscriptions                    250.00
Meals & entertainment                 2,554.81
License and Franchise Tax            63,596.39
Taxes Other Than Federal Income       3,535.07
Accounting                           88,625.17
Legal Fees Combined                 157,237.83
Legal Fees                            1,250.00
Amortization Expense                 12,004.94
Depreciation Expense                  8,895.00
Taxes, interest and penalties         3,644.40
Interest Income                                     257.46
Disc Ops:USA Digital Expenses     2,745,127.29
Disc Ops:Team Expenses               10,855.42
Disc Ops:Team Revenue                             3,886.56
Interest Expense                    319,036.63
         TOTAL EXPENSES           5,576,420.89  302,822.32  5,273,598.57

NET LOSS                                                    5,257,895.35

[AVIX LOGO]                                            AVIX TECHNOLOGIES, INC.



DISCLAIMER: In as much as there have been many problems at the company during this last year, the accounting records have become complicated to the current management in the condition in which they have come into the possession of the current management. There have been many lawsuits, discontinued operations, disposal of acquired companies, disputes, unpaid bills, along with a complicated merger between USA Digital and Avix and many, many other issues all of which must be properly accounted for in the company's financials. The company has not had an accountant since the beginning of 2002 and has not been able to pay the company (Aidman Piser and Company who has provided some accounting support) about $45,000 in past fees. As a result of this non-payment, that firm has declined to make available the work papers that provide the support for many past bookkeeping entries and provide the basis for account balances and should allow for the auditor (Weinberg & Company) to perform an annual audit.

The company must provide financial statements to the shareholders for the annual meeting. Therefore, in order to provide the best representation of the company's financial condition as understood by the company's current management without incurring any more large accounting expenses, certain pre-audit adjustments have been made in a Trial Balance worksheet and have been discussed with the company's auditors (Weinberg & Company) for use when the annual audit is re-commenced. The auditor does not feel that the books are in a condition to be audited even with these adjustments at this time and there may be other adjustments to the books of which the current management is not aware or qualified to determine without proper accounting support.

NOTES FOR PRE-AUDIT ADJUSTING ENTRIES AS DISCUSSED WITH AND SUGGESTED TO THE COMPANY'S AUDITORS - WEINBERG & COMPANY:

1.  Petty Cash:           None exists

2.  Assets held for sale:   The Gainsville building was sold March 25, 2002, to
satisfy a convertible debenture and the account balance consisting of equipment from an older acquisition has no market value.

3.  Prepaid Expenses:     None exists

4. Due from unrelated parties:  None exists

5.  Avix Software:   The original value was based on the market value of the
USA Digital stock issued at the merger of Avix into USA Digital wherein there was a percentage of the resulting entity to be owned by the former Avix owners. The cost to develop the software was $ 240,098.76. Apart from the inventor and the supporting technical staff to effectuate deployment, the software value is difficult or impossible to ascertain and may be of little value. As such, the more appropriate value to be shown in the financial statement is the cost to develop since there is no other reasonable or ascertainable basis.

The balance of the amount paid in the merger of $ 3,403,632.24 represents Goodwill. The amortization of the Avix software has been restated to reflect the reduced Avix Software value.

6.  Accounts Payable:     A reduction of $136,500 for the amount owed to Mr.
Bosso has been settled and should not be shown as a company payable.

7.  Payroll Liabilities:   This item represents the expense of the payroll
accruals in the Accounts Payable and has been reclassified as an Income Statement item.

8.   Unknown Vendor:      None exists

9.   Employee Payable:    None exists

10.  Deferred Revenue:    None exists

11. Convertible Debentures:The following represents the list of Debentures that should be reflected in the Balance Sheet.

                    Ellen Morrow        $200,000
                    Tom Jarnigan        $ 20,000
                    Magaly Bianchini    $ 50,000
                    T-Netix             $175,000
                    Tom Jarnigan        $ 50,000
                    Eric Elliott        $ 25,000
                    Susan Darden        $  5,000
                    Magaly Bianchini    $ 20,000
                          Total         $545,000

12.   Convertible Debenture Discounts:  None exists

13.   Clean-up Account:   This is the balancing account to bring the above
Balance Sheet adjustments into the Income Statement where not otherwise so accounted.

14. Salaries and Wages: This represents the expense of the payroll accruals in the Accounts Payable and that was shown as Payroll Liabilities in the Balance Sheet.

15. Amortization Expense: The amortization of the Avix software has been restated to reflect the reduced Avix Software value calculated for 6 months since the merger date at the same rate as used by the Aidman Piser allocation.


14409  Eagle Pointe Drive                                           PO Box 764
Clearwater, FL 33762                                        Brandon, FL  33509
Phone:  727-460-7337    Fax:  727-540-0237                Fax:    813-655-4329